Related Party Balances and Transactions - Schedule of Due to Related Parties (Details) - USD ($)		Dec. 31, 2020	Dec. 31, 2019
Due to related parties		$ 7,027,364	$ 903,813
Eternal Horizon International Company Limited [Member]
Due to related parties	[1]	4,999,550
Changbin Xia [Member]
Due to related parties	[2]	2,023,420	764,111
Yanping Guo [Member]
Due to related parties	[2]	420	139,483
Hanwu Yang [Member]
Due to related parties	[2]	$ 3,974	$ 219

[1]	During IPO, the underwriters purchased 999,910 ordinary shares from a selling shareholder for $4,999,550. The gross proceeds were wired into the Company's account and was invested in loan receivable together with net proceeds from IPO.
[2]	The Company borrowed loans as working capital from two shareholders Hanwu Yang and Changbin Xia as well as the legal representative of Vande. The balance due to related parties is interest-free and due on demand.